EXHIBIT 10.36

                     SCHEDULE IDENTIFYING OMITTED DOCUMENTS

The only particulars in which the Form of Neoprobe Corporation Common Stock Purchase Warrant filed with the Annual Report on Form 10-KSB for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on March 31, 2005, differ materially from the omitted instruments are the names of the holders of the warrants and the number of shares of common stock for which the warrants are exercisable which information is included in the following table:

         -----------------------------------------------------------
                         HOLDER                  WARRANT SHARES
         -----------------------------------------------------------
         Roth Capital Partners, LLC.                800,000
         -----------------------------------------------------------
         Bonanza Trust                              200,000
         -----------------------------------------------------------
         KWG Trust                                  200,000
         -----------------------------------------------------------
         Linda Sterling                             120,000
         -----------------------------------------------------------
         Aharon Orlansky                            140,000
         -----------------------------------------------------------
         Jonathan Lawrence                          140,000
         -----------------------------------------------------------